Exhibit 99.1

Mattel Appoints Paul Ruh as Chief Financial Officer

EL SEGUNDO, Calif., May 8, 2025 – Mattel, Inc. (NASDAQ: MAT) today announced the appointment of Paul Ruh as Chief Financial Officer, effective May 19, 2025. Ruh succeeds Mattel’s current CFO Anthony DiSilvestro, who announced his retirement in January. DiSilvestro will continue to serve as an advisor to the company through August 15, 2025, to ensure a seamless transition of responsibilities. Ruh will report to Ynon Kreiz, Chairman and Chief Executive Officer of Mattel.

Kreiz said: “Paul brings to Mattel an exceptional track record as a global finance leader for some of the world’s largest consumer brands, guiding companies to achieve operational excellence and driving strong performance. We welcome Paul at an exciting chapter in our journey and look forward to his partnership as we continue to successfully execute our multi-year strategy and unlock the full value of our IP outside the toy aisle.”

Ruh said: “The strength of Mattel’s iconic portfolio of global brands is matched only by its potential for future growth. I look forward to partnering with Ynon and the team to help Mattel execute its strategy and create long-term value for shareholders.”

In his role at Mattel, Ruh will oversee Mattel’s global finance organization, including financial planning and analysis, global shared services, real estate, internal audit, investor relations, tax, and treasury, as well as the company’s global technology organization.

Ruh brings to Mattel more than 30 years of public company finance experience and expertise scaling and strengthening world-renowned consumer brands. He currently serves as CFO of consumer health company Kenvue Inc., where he led the separation from Johnson & Johnson Services, Inc., from the planning stages through the IPO, one of the largest splits in public company history. At Kenvue, he helped shaped the strategy and capital allocation priorities to allow more investment behind its brands, setting the stage for accelerated profitable growth.

Prior to that, Ruh was CFO of Johnson & Johnson Consumer Health, where he executed transformational change, putting the business in a position of financial strength, and successfully navigating the challenges posed by the COVID-19 pandemic. He previously spent 13 years at PepsiCo, Inc. in various finance leadership roles, most recently serving as CFO of its multibillion-dollar Latin America business. He began his career in operations finance with The Procter & Gamble Company and in corporate finance at McKinsey & Company in Mexico City and Santiago de Chile.

Ruh holds a Bachelor of Science in Engineering from the Universidad Iberoamericana in Mexico City and an MBA from the MIT Sloan School of Management.

Kreiz added: “On behalf of Mattel’s Board of Directors and management team, we are grateful for Anthony’s countless contributions to Mattel. He played a pivotal role in our transformation and helped to create the financial strength we have as a company today. We wish him the very best in his retirement.”

####

About Mattel

Mattel is a leading global toy and family entertainment company and owner of one of the most iconic brand portfolios in the world. We engage consumers and fans through our franchise brands, including Barbie®, Hot Wheels®, Fisher-Price®, American Girl®, Thomas & Friends™, UNO®, Masters of the Universe®, Matchbox®, Monster High®, MEGA® and Polly Pocket®, as well as other popular properties that we own or license in partnership with global entertainment companies. Our offerings include toys, content, consumer products, digital and live experiences. Our products are sold in collaboration with the world’s leading retail and ecommerce companies. Since its founding in 1945, Mattel is proud to be a trusted partner in empowering generations to explore the wonder of childhood and reach their full potential. Visit us at mattel.com.

Cautionary Note Regarding Forward-Looking Statements

Mattel cautions the reader that this press release contains a number of forward-looking statements, which are statements that relate to the future and are, by their nature, uncertain. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. The use of words such as “anticipates,” “expects,” “intends,” “plans,” “projects,” “looks forward,” “confident that,” “believes,” and “targeted,” among others, generally identify forward-looking statements. These forward-looking statements are based on currently available operating, financial, economic, and other information and assumptions, and are subject to a number of significant risks and uncertainties. A variety of factors or combination of factors, many of which are beyond Mattel’s control, may cause actual future results or outcomes, or the timing of those results or outcomes, to differ materially from those contained in any forward-looking statements. Specific factors that might cause such a difference include, but are not limited to: (i) Mattel’s ability to design, develop, produce, manufacture, source, ship, and distribute products in a timely and cost-effective manner; (ii) sufficient interest in and demand for the products and entertainment Mattel offers by retail customers and consumers to profitably recover Mattel’s costs; (iii) downturns in economic conditions affecting Mattel’s markets which can negatively impact retail customers and consumers, and which can result in lower employment levels and lower consumer disposable income and spending, including lower spending on purchases of Mattel’s products; (iv) other factors which can lower discretionary consumer spending, such as higher costs for fuel and food, drops in the value of homes or other consumer assets, and high levels of consumer debt; (v) potential difficulties or delays Mattel may experience in implementing cost savings and efficiency enhancing initiatives; (vi) other economic and public health conditions or regulatory changes in the markets in which Mattel and its customers and suppliers operate, which could create delays or increase Mattel’s costs, such as higher commodity prices, labor costs or transportation costs, or outbreaks of disease; (vii) the effect of inflation on Mattel’s business, including cost inflation in supply chain inputs and increased labor costs, as well as pricing actions taken in an effort to mitigate the effects of inflation; (viii) currency fluctuations, including movements in foreign exchange rates, which can lower Mattel’s net revenues and earnings, and significantly impact Mattel’s costs; (ix) the concentration of Mattel’s customers, potentially increasing the negative impact to Mattel of difficulties experienced by any of Mattel’s customers, such as bankruptcies or liquidations or a general lack of success, or changes in their purchasing or selling patterns; (x) the inventory policies of Mattel’s retail customers, as well as the concentration of Mattel’s revenues in the second half of the year, which coupled with reliance by retailers on quick response inventory management techniques, increases the risk of underproduction, overproduction, and shipping delays; (xi) legal, reputational, and financial risks related to security breaches or cyberattacks; (xii) work disruptions, including as a result of supply chain disruption such as plant or port closures, which may impact Mattel’s ability to manufacture or deliver product in a timely and cost-effective manner; (xiii) the impact of competition on revenues, margins, and other aspects of Mattel’s business, including the ability to offer products that consumers choose to buy instead of competitive products, the ability to secure, maintain, and renew popular licenses from licensors of entertainment properties, and the ability to attract and retain talented employees and adapt to evolving workplace models; (xiv) the risk of product recalls or product liability suits and costs associated with product safety regulations; (xv) tariffs, trade restrictions, or trade barriers, which depending on the effective date and duration of such measures, changes in the amount, scope, and nature of such measures in the future, any countermeasures that the target countries may take, and any mitigating actions that may become available, could increase Mattel’s product costs and other costs of doing business, and other changes in laws or regulations in the United States and/or in other major markets, such as China, in which Mattel operates, including, without limitation, with respect to taxes, trade policies, product safety, or sustainability, which may also increase Mattel’s product costs and other costs of doing business, and in each case reduce Mattel’s earnings and liquidity; (xvi) business disruptions or other unforeseen impacts due to economic instability, political instability, civil unrest, armed hostilities (including the impact of the Russia-Ukraine war and geopolitical developments in the Middle East) or terrorist activities, natural and man-made disasters, pandemics or other public health crises, or other catastrophic events; (xvii) failure to realize the planned benefits from any investments or acquisitions made by Mattel; (xviii) the impact of other market conditions or third-party actions or approvals, including those that result in any significant failure, inadequacy, or interruption from vendors or outsourcers, which could reduce demand for Mattel’s products, delay or increase the cost of implementation of Mattel’s programs, or alter Mattel’s actions and reduce actual results; (xix) changes in financing markets or the inability of Mattel to obtain financing on attractive terms; (xx) the impact of litigation, arbitration, or regulatory decisions or settlement actions; (xxi) Mattel’s ability to navigate regulatory frameworks in connection with new areas of investment, product development, or other business activities, such as artificial intelligence, non-fungible tokens, and cryptocurrency; (xxii) an inability to remediate the material weakness in Mattel’s internal control over financial reporting, or additional material weaknesses or other deficiencies in the future or the failure to maintain an effective system of internal control; and (xxiii) other risks and uncertainties as may be described in Mattel’s filings with the Securities and Exchange Commission, including the “Risk Factors” sections of Mattel’s Annual

Report on Form 10-K for the fiscal year ended December 31, 2024 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2025, and subsequent periodic filings, as well as in Mattel’s other public statements. Mattel does not update forward-looking statements and expressly disclaims any obligation to do so, except as required by law.

Securities Analysts

Jenn Kettnich

Jenn.Kettnich@Mattel.com

News Media

Catherine Frymark

Catherine.Frymark@Mattel.com

MAT-FIN MAT-CORP